SkyWolf

**Rough Order Magnitude (ROM) Estimated Cost Micro-Grid System**

A ROM estimate to include 60 – 75 DAWT and Micro-Grid equipment to support a 1MW system. This ROM shall be considered as estimate only and not interpreted as final price. Specific Scope of Work (SOW) and site consideration shall be provided for complete and final price.

**1MW Price Summary Estimates**

| | |
|---|---|
| **1-Turbines** | **$3.4M** |
| **2-Generator with Slab** | **$330,000** |
| **3-Micro-Grid Equipment with Battery Backup** | **$1,120,000** |
| **4-Micro Grid Enclosure:** | **$200,000** |
| **Enclosure Foundation:** | **On Site Engineering Firm** |
| **Enclosure Fence:** | **On Site Engineering Firm** |
| **Transformer Pad:** | **On Site Engineering Firm** |
| **Site Grading:** | **On Site Engineering Firm** |
| **5-Turbine Installation** | **est. $3,000 to $4,000 each turbine** |
| **6-Controls Integration** | **$275,000** |
| **Total ROM 1MW estimate:** | **$5,325,000 plus installation, shipping, travel, and field engineering** |
| **Total ROM 10MW estimate:** | **$53,250,000 plus installation, shipping, travel, and field engineering** |
| ***Shipping FOB SkyWolf** | **est. $3,000 to $7,000 per 20' ocean freight container** |
| ****Travel as required:** | **est. $6,000 to $10,000 per adult round trip** |
| ****Training:** | **Billed hrly time and material** |
| ****Field Engineering Services:** | **Billed hrly time and material** |

***Determined at time of shipment and paid in full FOB***
*****Additional unexpected services and support may apply***

**- SkyWolf Terms and Conditions apply**
**-Production Terms: Shipment schedule as determined at Contract Award**
**-Installation Terms: per PAD install drawing**
**-Warranty: 20 yr Limited applies**

**These listed items represent an Official Contract for 10MW Micro Grid system of $53,250,000 with estimated ROM pricing and Payment Terms required by Irrevocable Letter Credit, or wire transfer of 60% total contract value at receipt of signature, 30% each order is shipped plus shipping costs, balance Net 30**

**Approved by Customer** Gene Joseph **Date** 01/26/2018

**Gene Joseph**
**Brown Energy International**
**9919, 66th Rd Suite 5B, Rego Park, NY 11374**

Sara Rahmani
JAN-26th-2018

BROWN ENERGY INTERNATIONAL LLC, NEW YORK

NOTARY PUBLIC, State of New York
SARA RAHMANI
No. 01RA6171134
Commission Expires July 23, 2019
Qualified in Queens County

**Approved by President** **Date** 1/25/2018

**Jerry Brock**
**SkyWolf Wind Turbine Corporation**
**156 Court Street, Geneseo, NY 14454**

SkyWolf Wind Turbine Corp. CORPORATE SEAL 2010 New York

PATRICIA A. COLE
Notary Public, State of New York
No. 01CO5021577
Qualified in Livingston County
Commission Expires January 12, 20 22
Patricia A. Cole